UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 4, 2010

DATASCENSION INC.
(Exact name of Registrant as specified in charter)

Nevada                                                                                  0-29087                                                                 87-0374623
(State or other jurisdiction                                                                                      Commission                                                             (I.R.S. Employer
   of incorporation)                                                                                  File Number)                                                            identification)

532 Pima Canyon Court, Las Vegas, NV 89144                                                                                                                                                     92821
(Address of principal executive offices)                                                                                                                                          (Zip code)

Registrant's Address and Telephone number, including area code: 702-233-6785

ITEM 5.02.  Departure of Director

On March 4, 2010, Stanley A. Hirschman tendered his letter of resignation as a director of the issuer to be effective that same day.

ITEM 9.01. EXHIBITS

(d)

Exhibit No.	Exhibit
99.1	Resignation of Stanley A. Hirschman

SIGNATURES:

Pursuant to the requirements of the Securities Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 8, 2010

                                Datascension Inc.

                                By: /s/ Lou Persico
                                ---------------------------
                                Lou Persico, President/CEO